Tower Bancorp, Inc. Annual Meeting May 24, 2011 Exhibit 99.1

ABOUT THIS PRESENTATION

Safe Harbor Regarding Forward-Looking Statements
This presentation contains forward-looking statements that are intended to be covered by the safe harbor for forward-
looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,”
“expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “target,” “intend” or “anticipate” or the negative thereof or comparable terminology. Forward-looking statements include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of various transactions, and statements about the future performance, operations, products and services of Tower and our subsidiaries. These forward-looking statements are subject to various assumptions, risks, uncertainties and other factors including, but not limited to: a continuation or worsening of the current disruption in credit and other markets; the ineffectiveness of Tower’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; the performance of Tower’s investment portfolio; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; inability to achieve merger-
related synergies; difficulties in integrating distinct business operations, including information technology; capital and liquidity strategies; and deteriorating economic conditions. The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in documents filed by Tower Bancorp, Inc. with the Securities and Exchange
Commission, including Tower’s Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other required filings.
Because of these uncertainties, risks and the possibility of changes in these assumptions, actual results could differ materially from those expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on these statements. Tower Bancorp, Inc. assumes no duty or obligation to update any forward-looking statements made in this presentation.
Non-GAAP Financial Measures
This presentation contains the non-GAAP financial measure, ratio of tangible common equity to tangible assets. In order to calculate tangible common equity and tangible assets, Tower’s management subtracts intangible assets from both common equity and assets. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the Appendix.

GRAYSTONE TOWER BANK
1828

NAMED A **2010 BANK & THRIFT SM-ALL STARS** BY SANDLER O'NEILL

CORPORATE PROFILE

Corporate Overview
• High growth community bank headquartered in
Harrisburg, PA
• 49 banking offices located primarily in central and
southeastern Pennsylvania
• Major Business Lines
• Small Business Banking
• Retail Banking
• Wealth Management
• Not-for-profit Banking
Financial Highlights 12/31/2010 (unaudited)
Assets:
Deposits:
Loans:
TCE/TA (1)
Market Capitalization(2)
$2.7 billion
$2.3 billion
$2.2 billion
8.53%
$263 million
Source: Company Documents as of 12/31/2010
(1) This measure is considered to be a Non-GAAP measure. Management uses this ratio to assess the strength of the Tower Bancorp,
Inc.'s capital position.  See the reconciliation of GAAP to Non-GAAP measures in the appendix to this presentation.
(2) Source: SNL Financial as of January 28, 2011

CONFIRMED GROWTH MODEL
Tower Bancorp Inc.
$2.7 Billion Assets
49 Branches as of 12/31/2010
“Creating Central/Southeastern
Pennsylvania’s Premier Community Bank”
November
2005-Opened
De Novo
Graystone
Bank
Graystone Bank
reached over $600
million in assets in less
than 3 years
March 31
st
2009 -
Completed Merger of
Graystone Financial
Corp. and Tower
Bancorp, Inc.
December 10
th
2010 –Completed
Merger of First
Chester County
Corporation

PENNSYLVANIA
MARYLAND
Centre
State College
Blair
Mifflin
Juniata
Lehigh
Dauphin
Perry
Lebanon
Berks
Harrisburg
Huntingdon
Cumberland
Montgomery
Chester
Philadelphia
Lancaster
Franklin
Adams
York
Delaware
Fulton
Washington
Carroll
Harford
Cecil
Frederick
Baltimore
Baltimore
Howard
Montgomery
Washington, D.C.

Potentially attractive growth and expansion opportunities
FOOTPRINT AND CURRENT GROWTH POTENTIAL
Note: Tower believes that a growth opportunity exists for the counties appropriately marked above based on Tower’s close proximity to those counties, management’s familiarity with the demographics and businesses and business leaders in those counties and Tower’s reputation in those counties.
1N Bank Division Graystone Bank and Tower Bank Divisions
Growth Markets

Average de novo Branch (1)
$68 million

Loan Growth (2)
16%

In-market Deposit Growth (2)
7%

Non-Interest Income Growth (3)
35%

2010 ORGANIC GROWTH
(1) Source: FDIC Deposit Data as of 6/30/2010
(2) Source: Company Documents- Growth % Year Ended 12/31/2010
Excludes $51.5 million participation purchased from First Chester and $24 million loan to First Chester (both in 4 th quarter of 2009). Also excludes loans and deposits acquired from First Chester County Corporation.
(3) Source: Company Documents– Non-Interest Income Growth year ended 12/31/2010 vs. 12/31/2009
Compelling
Organic
Growth

Organic Growth
FNB Greencastle Acquisition
First Chester Acquisition
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$65,091
$245,095
$446,412
$641,318
$1,470,583
$2,747,289
2005
2006
2007
2008
2009
2010

ASSET GROWTH ($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Organic Growth
FNB Greencastle Acquisition
First Chester Acquisition
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$37,542
$195,712
$359,051
$525,470
$1,216,469
$2,299,898
2005
2006
2007
2008
2009
2010

DEPOSIT GROWTH ($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Organic Growth
FNB Greencastle Acquisition
First Chester Acquisition
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$25,638
$172,519
$389,952
$567,952
$1,138,271
$2,072,182
2005
2006
2007
2008
2009
2010

LOAN GROWTH ($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Peer Median
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.02
0.21
0.21
0.36
0.54
0.58
0.63
0.68
0.83
0.91
0.95
0.97
1.01
1.08
1.10
1.67
1.74
1.77
2.09
2.57
2.74
8.89
Peer 1
Peer 2
Peer 3
Tower Bancorp
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21

STRONG CREDIT METRICS
Source: Company Documents as of 12/31/2010 and SNL Financial
Note: Peer Group LTM ended 9/30/2010 and Tower Bancorp LTM ended 12/31/2010 (unaudited). Peer group companies are set forth in the Appendix to this presentation
NCOs/Average Loans

NPAs / Assets

Peer Median
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0.34
0.38
0.54
0.77
0.78
0.86
1.34
1.59
1.67
1.68
1.86
2.05
2.06
2.36
2.36
2.70
2.79
2.80
3.32
6.03
6.57
13.5
6
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Tower Bancorp
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21

STRONG CREDIT METRICS
Source: Company Documents as of 12/31/2010 and SNL Financial
Note: Peer Group LTM ended 9/30/2010 and Tower Bancorp LTM ended 12/31/2010 (unaudited). Peer group companies are set forth in the Appendix to this presentation

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5
$367
$1,593
$3,089
$8,643
$11,692
2005
2006
2007
2008
2009
2010

NON-INTEREST INCOME
($000) (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

130.00%
110.00%
90.00%
70.00%
50.00%
126.1%
86.6%
73.5%
75.8%*
82.5%*
*Includes merger expenses and one time charges
2005
2006
2007
2008
2009
2010
100.0
80.0
60.0
40.0
20.0
0.0
87.8
82.5
81.6
80.3
72.5
68.6
65.7
63.7
62.5
61.8
61.2
61.1
60.7
60.5
60.0
59.8
59.8
58.7
54.3
53.9
53.6
51.6
Peer 1
Tower Bancorp
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21

FUTURE EFFICIENCY IMPROVEMENT
Source: Company Documents as of 12/31/2010 and SNL Financial
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) Efficiency ratio is calculated as total non-interest expense divided by the total of net interest income and non-interest income.
Note: Peer Group LTM ended 9/30/2010 and Tower Bancorp LTM ended 12/31/2010 (unaudited). Peer group companies are set forth in the Appendix to this presentation

4Q 2010 NIM = 3.83%

3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.89%
3.10%
3.24%
2.97%
3.49%
3.71%
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010

NET INTEREST MARGIN (1) (2)
Source: Company Documents as of 12/31/2010
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Tier 1 Capital / Risk Weighted Assets
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.05%
12.82%
12.00%
11.14%
11.83%
4thQ'09
1st Q'10
2nd Q'10
3rdQ'10
4thQ'10

Tier 1 Capital / Average Total Assets
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.70%
10.02%
9.69%
9.45%
13.45%
4thQ'09
1st Q'10
2nd Q'10
3rdQ'10
4thQ'10

Total Capital / Risk Weighted Assets
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.53%
15.41%
14.49%
13.20%
13.24%
4thQ'09
1st Q'10
2ndQ'10
3rdQ'10
4thQ'10

STRONG CAPITAL STRUCTURE No TARP Funding 15 Source: Company Documents as of 12/31/2010

- Strong core bank earnings
- Net interest income and fee income growth
- Opened over 1,700 new checking accounts
- Substantially completed unwinding of the American Home Bank division
- Successful system integration of First Chester

Central Penn Business Journal's TOP50 FASTEST GROWING COMPANIES

BEST PLACES to work in PA 2006 2007 2008 2009 2010

16 1 st Quarter 2011 Highlights

THANK YOU!

APPENDIX

REGIONAL PEER GROUP COMPANIES
First Financial Bancorp
First Commonwealth Financial Corporation
NBT Bancorp Inc.
Community Bank System, Inc.
S&T Bancorp, Inc.
Sandy Spring Bancorp, Inc.
TowneBank
Sun Bancorp, Inc.
Carter Bank & Trust
Tompkins Financial Corporation
StellarOne Corporation
Hampton Roads Bankshares, Inc.
Virginia Commerce Bancorp, Inc.
Lakeland Bancorp, Inc.
Hudson Valley Holding Corp.
Union First Market Bankshares Corporation
First Community Bancshares, Inc.
Sterling Bancorp
Metro Bancorp, Inc.
Univest Corporation of Pennsylvania
Financial Institutions, Inc.

NON-GAAP FINANCIAL RECONCILIATION
Tower believes the presentation of these non-GAAP financial measures provide useful supplemental information that is essential to an investor’s proper understanding of the operating results of Tower’s core businesses. Our management uses these non-GAAP financial measures in their analysis of our performance.  These non-GAAP disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non-GAAP measures are included in the table below.
Source: Company Documents as of 12/31/2010
Tower Bancorp, Inc. and Subsidiary
Reconciliation of GAAP to Non-GAAP Measures
(Dollars in thousands, except share data and ratios)
December 31,
2010
Reconciliation of Non-GAAP Balance Sheet Data:
Total assets - GAAP 2,747,289 $
Less:  Goodwill and other intangible assets 24,243
Total tangible assets - Non-GAAP 2,723,046 $
Total Stockholders' equity - GAAP 256,640 $
Less:  Goodwill and other intangible assets 24,243
Tangible equity - Non-GAAP 232,397 $
December 31,
2010
Capital Ratios:
Total equity to total assets - GAAP
9.34%
Effect of intangible assets -0.81%
Tangible common equity to tangible assets -Non-GAAP 8.53%